EXHIBIT 99.2


                       TERM SHEET DATED MAY 15, 2002




All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                 May 8, 2002

------------------------------------------------------------------------------
              Preliminary Structural and Collateral Term Sheet
------------------------------------------------------------------------------

              $95,359,118 (approximate) of Senior Certificates
                      GSR Mortgage Loan Trust 2002-3F
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2002-3F


------------------------------------------------------------------------------
                        Features of the Transaction
------------------------------------------------------------------------------

o The collateral consists of conventional fixed rate 15 year mortgage loans secured by first liens on one to four family residential properties. 99.1% of the 15 year mortgage loans were purchased from KeyBank National Association and are being serviced by Countrywide Home Loans, Inc., and 0.9% of the 15 year mortgage loans were purchased from and are being serviced by Wells Fargo Home Mortgage, Inc.

o Offering consists of 3 tracks of senior securities totaling approximately $95,359,118 expected to be rated AAA by Fitch and Moody's. The three tracks of seniors are expected to be approximately:

                 $8,663,469 of 6.0% coupons
                $59,953,000 of 6.5% coupons
                $26,742,649 of 7.5% coupons

o The expected amount of credit support for the senior certificates is 1.6% in the form of subordination with a shifting interest structure.

o The amount of senior certificates is approximate and may vary by up to 5%


-----------------------------------------------------------------------------
                                 Time Table
-----------------------------------------------------------------------------
Expected Settlement:                                May 29, 2002
Cut-off Date:                                        May 1, 2002
First Distribution Date:                           June 25, 2002
Distribution Date:                            25th of each month






-----------------------------------------------------------------------------
                             Key Terms
-----------------------------------------------------------------------------

Issuer:                    GSR Mortgage Loan Trust 2002-3F
Underwriter:               Goldman, Sachs & Co.
Originators:               KeyBank National Association
                           Wells Fargo Home Mortgage, Inc.
Seller:                    Goldman Sachs Mortgage Company
Servicers:                 Countrywide Home Loans, Inc.
                           Wells Fargo Home Mortgage, Inc.
Trustee:                   JPMorgan Chase Bank
Type of Issuance:          Public
Servicer Advancing:        Yes, subject to recoverability
Compensating Interest:     Yes; limited, with respect to Countrywide and
                           Wells Fargo, to 1/12th of 0.125% and 0.25%,
                           respectively, of the pool scheduled principal
                           balance for such distribution date
Legal Investment:          The senior certificates are SMMEA eligible at
                           settlement
Interest Accrual:          Prior calendar month
Clean Up Call:             10% of the Cut-off Date principal balance of the
                           mortgage loans
ERISA Eligible:            Underwriter's exemption may apply to senior
                           certificates, however prospective purchasers
                           should consult their own counsel
Tax Treatment:             REMIC; senior certificates are regular interests
Structure:                 Senior/Subordinate; shifting interest
Expected Subordination:    1.6%
Expected Rating Agencies:  Moody's and Fitch
Minimum Denomination:      Senior certificates - $25,000
Delivery:                  Senior certificates - DTC




----------------------------------------------------------------------------------------------------------
                                  Preliminary Mortgage Pool Data (approximate)1
---------------------------------------------------------------- ------------- ------------- -------------
                                                                 6.0 % Track   6.5 % Track   7.5 % Track
---------------------------------------------------------------- ------------- ------------- -------------
Total Outstanding Principal Balance:                               $8,663,469   $61,505,566   $26,742,649
---------------------------------------------------------------- ------------- ------------- -------------
2Number of Mortgage Loans:                                                 75           226           176
---------------------------------------------------------------- ------------- ------------- -------------
2Average Outstanding Principal Balance of the Mortgage Loans:        $383,905      $403,515      $387,559
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average Gross Annual Mortgage Interest Rate:                   6.40%         6.90%         7.43%
---------------------------------------------------------------- ------------- ------------- -------------
Expected Servicing Fees (including Master Servicing Fee):             0.2575%       0.2575%       0.2575%
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average Months to Maturity:                                      141           140           140
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average Months Seasoning:                                         37            38            38
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average Original Loan-To-Value Ratio:                          66.1%         69.7%         73.9%
---------------------------------------------------------------- ------------- ------------- -------------
Owner Occupied:                                                         83.9%         81.8%         70.3%
---------------------------------------------------------------- ------------- ------------- -------------
Originated Under the Full Processing Documentation Program:             49.1%         55.1%         54.4%
---------------------------------------------------------------- ------------- ------------- -------------
Weighted Average FICO Score:                                              737           721           717
---------------------------------------------------------------- ------------- ------------- -------------
Ohio:                                                                   27.7%         28.2%         32.0%
---------------------------------------------------------------- ------------- ------------- -------------
New York:                                                                5.0%         12.8%          8.5%
---------------------------------------------------------------- ------------- ------------- -------------
Washington:                                                             10.6%         11.4%          7.4%
---------------------------------------------------------------- ------------- ------------- -------------
Single Family Detached:                                                 85.9%         86.1%         77.5%
---------------------------------------------------------------- ------------- ------------- -------------
Amortized Original LTV > 80%, No MI:                                     0.0%          1.6%          7.6%
----------------------------------------------------------------------------------------------------------


1. The percentages listed below are determined based on the component balances of the mortgage loans contributing to the respective track.

2. These numbers represent the number of 15 year mortgage loans contributing cash flows to the respective track, as well as the entire outstanding principal balance of the 15 year mortgage loans contributing to the respective track. The total number of 15 year mortgage loans is 251.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.


                                          The 15 Year Mortgage Loans Group 1-A

                                        Current Mortgage Loan Principal Balances

                                                              No. of Mortgage   Total Dollar Amount   Scheduled Principal
Range of Current Mortgage Loan Principal Balances                 Loans (#)             ($)               Balance (%)
-------------------------------------------------                 ---------             ---               -----------
$0.00-$ 100,000                                                         2           $     62,502                   0.7%
$100,001-200,000                                                        5                532,008                   6.1
$200,001-250,000                                                        9                334,864                   3.9
$250,001-300,000                                                       16              1,035,289                  12.0
$300,001-350,000                                                        8                755,152                   8.7
$350,001-400,000                                                        8              1,249,612                  14.4
$400,001-450,000                                                        5                453,113                   5.2
$450,001-500,000                                                        6                746,724                   8.6
$500,001-600,000                                                        8              1,288,353                  14.9
Greater Than $600,000                                                   8              2,205,853                  25.5
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                  75             $8,663,469                 100.0%
=========================================================================================================================

Column totals may not add to 100% due to rounding.

                                             Original Loan-to-Value Ratios

                                                              No. of Mortgage   Total Dollar Amount   Scheduled Principal
Range of Original Loan-to-Value Ratios                            Loans (#)             ($)               Balance (%)
--------------------------------------                            ---------             ---               -----------
Below 50.00%                                                            9             $1,347,897                  15.6%
50 - 54.99%                                                             3                284,814                   3.3
55 - 59.99%                                                             8              1,819,544                  21.0
60 - 64.99%                                                             5                 34,105                   0.4
65 - 69.99%                                                             6                709,761                   8.2
70 - 74.99%                                                            11              1,170,402                  13.5
75 - 79.99%                                                             9              1,255,319                  14.5
80 - 84.99%                                                            19              1,775,832                  20.5
85 - 89.99%                                                             4                228,999                   2.6
95 - 99.99%                                                             1                 36,798                   0.4
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                  75             $8,663,469                 100.0%
=========================================================================================================================
Column totals may not add to 100% due to rounding.

                                              Months Remaining to Maturity

                                                              No. of Mortgage   Total Dollar Amount   Scheduled Principal
Range of Months Remaining to Maturity                             Loans (#)             ($)               Balance (%)
-------------------------------------                             ---------             ---               -----------
1 - 120 Mths                                                            5            $   261,258                   3.0%
121 - 132 Mths                                                         11                785,239                   9.1
132 - 144 Mths                                                         45              5,178,235                  59.8
145 - 166 Mths                                                         12              1,765,387                  20.4
167 - 180 Mths                                                          2                673,351                   7.8
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                  75             $8,663,469                 100.0%
=========================================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                                     Mortgage Rates

                                        No. of Mortgage   Total Dollar Amount   Scheduled Principal
Mortgage Rate                               Loans (#)             ($)               Balance (%)
-------------                               ---------             ---               -----------
5.500%                                            3            $   243,536                   2.8%
5.875%                                            1                323,399                   3.7
6.000%                                            3                745,348                   8.6
6.250%                                            2                713,197                   8.2
6.375%                                            2                466,481                   5.4
6.500%                                           19              4,551,636                  52.5
6.625%                                           14              1,443,141                  16.7
6.750%                                           31                176,732                   2.0
---------------------------------------------------------------------------------------------------
TOTAL                                            75             $8,663,469                 100.0%
===================================================================================================
Column totals may not add to 100% due to rounding.


                                              Type of Mortgaged Properties

                                         No. of Mortgage   Total Dollar Amount   Scheduled Principal
Property Type                                Loans (#)             ($)               Balance (%)
-------------                                ---------             ---               -----------
Single Family                                     66             $7,439,405                  85.9%
PUD                                                5                841,237                   9.7
Condo                                              4                382,827                   4.4
----------------------------------------------------------------------------------------------------
TOTAL                                             75             $8,663,469                 100.0%
====================================================================================================
Column totals may not add to 100% due to rounding.



                                               Purpose of Mortgage Loans

                                         No. of Mortgage   Total Dollar Amount   Scheduled Principal
Loan Purpose                                 Loans (#)             ($)               Balance (%)
------------                                 ---------             ---               -----------
Missing                                            2           $     82,157                   0.9%
Rate/Term Refinance                               30              3,253,553                  37.6
Purchase                                          21              3,233,383                  37.3
Cash Out Refinance                                21              1,966,431                  22.7
Refinance - Property Improvement                   1                127,946                   1.5
----------------------------------------------------------------------------------------------------
TOTAL                                             75             $8,663,469                 100.0%
====================================================================================================
Column totals may not add to 100% due to rounding.

                                               Occupancy Status

                                        No. of Mortgage   Total Dollar Amount   Scheduled Principal
Occupancy Status                            Loans (#)             ($)               Balance (%)
----------------                            ---------             ---               -----------
Missing                                           2           $     82,157                   0.9%
Owner Occupied                                   63              7,269,209                  83.9
Second Home                                       7              1,212,893                  14.0
Non-Owner Occupied                                3                 99,210                   1.1
---------------------------------------------------------------------------------------------------
TOTAL                                            75             $8,663,469                 100.0%
===================================================================================================
Column totals may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                               State Distribution of the Mortgaged Properties

                                      No. of Mortgage   Total Dollar Amount   Scheduled Principal
State                                     Loans (#)             ($)               Balance (%)
-----                                     ---------             ---               -----------
Ohio                                           17             $2,402,875                  27.7%
Idaho                                           9              1,465,851                  16.9
Washington                                      8                915,242                  10.6
Florida                                         3                658,619                   7.6
Maine                                           6                594,052                   6.9
Vermont                                         4                588,558                   6.8
New York                                       10                432,263                   5.0
Connecticut                                     1                410,043                   4.7
Michigan                                        2                196,822                   2.3
New Hampshire                                   1                182,880                   2.1
Alaska                                          1                157,647                   1.8
Indiana                                         5                156,940                   1.8
Oregon                                          2                154,732                   1.8
Iowa                                            1                139,018                   1.6
California                                      1                127,946                   1.5
Colorado                                        1                 67,290                   0.8
Utah                                            3                 12,690                   0.1
-------------------------------------------------------------------------------------------------
TOTAL                                          75             $8,663,469                 100.0%
=================================================================================================
Column totals may not add to 100% due to rounding.



                                Documentation Program for the Mortgage Loans

                                       No. of Mortgage   Total Dollar Amount   Scheduled Principal
Documentation Type                         Loans (#)             ($)               Balance (%)
------------------                         ---------             ---               -----------
Alternate Doc                                   31             $4,325,031                  49.9%
Full Documentation                              42              4,256,281                  49.1
Missing                                          2                 82,157                   0.9
--------------------------------------------------------------------------------------------------
TOTAL                                           75             $8,663,469                 100.0%
==================================================================================================
Column totals may not add to 100% due to rounding.



                                           Borrower FICO Score

                                     No. of Mortgage   Total Dollar Amount   Scheduled Principal
FICO Score                               Loans (#)             ($)               Balance (%)
----------                               ---------             ---               -----------
561 - 579                                      1          $       3,731                   0.0%
580 - 599                                      1                485,425                   5.6
600 - 619                                      2                 96,453                   1.1
640 - 659                                      4                224,924                   2.6
660 - 679                                      6                385,905                   4.5
680 - 699                                      2                312,204                   3.6
700 - 719                                      8                783,164                   9.0
720 - 739                                     16              1,443,429                  16.7
740 - 759                                     13              1,380,235                  15.9
760 - 779                                     10              1,259,716                  14.5
780 or Greater                                12              2,288,283                  26.4
------------------------------------------------------------------------------------------------
TOTAL                                         75             $8,663,469                 100.0%
================================================================================================
Column totals may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                         The 15 Year Mortgage Loans Group 1-B

                                       Current Mortgage Loan Principal Balances

                                                                                                        Scheduled
                                                              No. of Mortgage   Total Dollar Amount  Principal Balance
Range of Current Mortgage Loan Principal Balances                 Loans (#)             ($)                 (%)
-------------------------------------------------                 ---------             ---                 ---
$0.00-$ 100,000                                                        10          $     255,951                   0.4%
$100,001-200,000                                                        9                887,894                   1.4
$200,001-250,000                                                       23              3,933,383                   6.4
$250,001-300,000                                                       47              9,491,415                  15.4
$300,001-350,000                                                       26              5,832,162                   9.5
$350,001-400,000                                                       22              5,349,809                   8.7
$400,001-450,000                                                       16              4,307,503                   7.0
$450,001-500,000                                                       16              5,345,994                   8.7
$500,001-600,000                                                       23              8,592,339                  14.0
Greater Than $600,000                                                  34             17,509,116                  28.5
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                 226            $61,505,565                 100.0%
========================================================================================================================
Column totals may not add to 100% due to rounding.



                                             Original Loan-to-Value Ratios

                                                                                           Scheduled
                                                No. of Mortgage    Total Dollar Amount  Principal Balance
Range of Original Loan-to-Value Ratios              Loans (#)            ($)                  (%)
--------------------------------------              ---------            ---                  ---
Below 50.00%                                             20           $  7,048,732                  11.5%
50 - 54.99%                                              10              3,183,575                   5.2
55 - 59.99%                                              13              3,523,577                   5.7
60 - 64.99%                                              14              4,603,149                   7.5
65 - 69.99%                                              13              3,822,529                   6.2
70 - 74.99%                                              30              7,840,573                  12.7
75 - 79.99%                                              37              9,522,632                  15.5
80 - 84.99%                                              61             17,527,634                  28.5
85 - 89.99%                                               8              2,233,039                   3.6
90 - 94.99%                                               9              1,125,493                   1.8
95 - 99.99%                                               4                160,581                   0.3
100 -119.99%                                              7                914,052                   1.5
----------------------------------------------------------------------------------------------------------
TOTAL                                                   226            $61,505,565                 100.0%
==========================================================================================================
Column totals may not add to 100% due to rounding.



                                             Months Remaining to Maturity

                                                                                                        Scheduled
                                                              No. of Mortgage   Total Dollar Amount  Principal Balance
Range of Months Remaining to Maturity                             Loans (#)            ($)                (%)
-------------------------------------                             ---------            ---                ---
1 - 120 Mths                                                           14           $  1,935,749                   3.1%
121 - 132 Mths                                                         44             10,507,135                  17.1
132 - 144 Mths                                                        102             30,480,486                  49.6
145 - 166 Mths                                                         51             14,366,588                  23.4
167 - 180 Mths                                                         15              4,215,607                   6.9
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                 226            $61,505,565                 100.0%
========================================================================================================================
Column totals may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                          Mortgage Rates

                                                                                 Scheduled
                                     No. of Mortgage    Total Dollar Amount   Principal Balance
Mortgage Rate                            Loans (#)            ($)                   (%)
-------------                            ---------            ---                   ---
6.375%                                         2          $     143,298                   0.2%
6.500%                                        19              4,286,492                   7.0
6.625%                                        14              4,002,675                   6.5
6.750%                                        31             11,605,393                  18.9
6.875%                                        57             19,958,323                  32.4
7.000%                                        35             10,954,984                  17.8
7.125%                                        13              3,199,708                   5.2
7.250%                                        17              3,575,319                   5.8
7.375%                                        12              1,996,091                   3.2
7.500%                                        13              1,238,314                   2.0
7.625%                                        10                535,456                   0.9
7.750%                                         3                  9,512                   0.0
-----------------------------------------------------------------------------------------------
TOTAL                                        226            $61,505,565                 100.0%
===============================================================================================
Column totals may not add to 100% due to rounding.


                                        Type of Mortgaged Properties

                                                                                  Scheduled
                                      No. of Mortgage    Total Dollar Amount  Principal Balance
Property Type                             Loans (#)            ($)                   (%)
-------------                             ---------            ---                   ---
Single Family                                 189            $52,983,880                  86.1%
PUD                                            22              5,250,573                   8.5
Condo                                          15              3,271,112                   5.3
------------------------------------------------------------------------------------------------
TOTAL                                         226            $61,505,565                 100.0%
================================================================================================
Column totals may not add to 100% due to rounding.

                                          Purpose of Mortgage Loans

                                                                                  Scheduled
                                       No. of Mortgage    Total Dollar Amount   Principal Balance
Loan Purpose                               Loans (#)            ($)                   (%)
------------                               ---------            ---                   ---
Missing                                         13           $  3,424,340                   5.6%
Rate/Term Refinance                             90             24,764,434                  40.3
Cash Out Refinance                              61             17,050,920                  27.7
Purchase                                        61             16,211,964                  26.4
Refinance - Property Improvement                 1                 53,908                   0.1
-------------------------------------------------------------------------------------------------
TOTAL                                          226            $61,505,565                 100.0%
=================================================================================================
Column totals may not add to 100% due to rounding.


                                               Occupancy Status

                                                                                 Scheduled
                                       No. of Mortgage    Total Dollar Amount  Principal Balance
Occupancy Status                           Loans (#)            ($)                 (%)
----------------                           ---------            ---                 ---
Missing                                         13           $  3,424,340                   5.6%
Owner Occupied                                 183             50,281,476                  81.8
Second Home                                     24              6,427,064                  10.4
Non-Owner Occupied                               6              1,372,686                   2.2
-------------------------------------------------------------------------------------------------
TOTAL                                          226            $61,505,565                 100.0%
=================================================================================================
Column totals may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                               State Distribution of the Mortgaged Properties

                                                                             Scheduled
                               No. of Mortgage    Total Dollar Amount   Principal Balance
State                              Loans (#)            ($)                   (%)
-----                              ---------            ---                   ---
Ohio                                    66            $17,331,969                  28.2%
New York                                29              7,867,732                  12.8
Washington                              21              6,981,981                  11.4
Indiana                                 15              4,795,125                   7.8
Florida                                 16              3,799,320                   6.2
Oregon                                  11              3,225,867                   5.2
Idaho                                   13              3,070,131                   5.0
Utah                                     9              2,651,656                   4.3
Maine                                   13              2,596,119                   4.2
Michigan                                 9              1,836,149                   3.0
Vermont                                  5              1,471,955                   2.4
Colorado                                 7              1,390,378                   2.3
California                               2                994,544                   1.6
Arizona                                  2                930,799                   1.5
Kentucky                                 1                592,850                   1.0
South Carolina                           1                625,557                   1.0
Massachusetts                            1                477,648                   0.8
Connecticut                              1                386,157                   0.6
New Hampshire                            2                277,257                   0.5
Alaska                                   1                148,464                   0.2
Pennsylvania                             1                 53,908                   0.1
-----------------------------------------------------------------------------------------
TOTAL                                  226            $61,505,565                 100.0%
=========================================================================================
Column totals may not add to 100% due to rounding.



                                Documentation Program for the Mortgage Loans

                                                                                Scheduled
                                    No. of Mortgage    Total Dollar Amount   Principal Balance
Documentation Type                      Loans (#)            ($)                   (%)
------------------                      ---------            ---                   ---
Missing                                      15           $  3,956,624                   6.4%
Full Documentation                          125             33,906,929                  55.1
Alternate Doc                                84             23,577,519                  38.3
Streamlined                                   2                 64,494                   0.1
----------------------------------------------------------------------------------------------
TOTAL                                       226            $61,505,565                 100.0%
==============================================================================================
Column totals may not add to 100% due to rounding.


                                                  Borrower FICO Score

                                                                                Scheduled
                                     No. of Mortgage    Total Dollar Amount   Principal Balance
FICO Score                               Loans (#)            ($)                   (%)
----------                               ---------            ---                   ---
Unavailable                                    1          $     180,599                   0.3%
500 - 560                                      5                955,247                   1.6
561 - 579                                      7              1,955,814                   3.2
580 - 599                                      3              1,057,595                   1.7
600 - 619                                      2                828,523                   1.3
620 - 639                                      4              1,265,387                   2.1
640 - 659                                     15              3,824,810                   6.2
660 - 679                                     19              5,190,594                   8.4
680 - 699                                     13              2,392,228                   3.9
700 - 719                                     24              7,071,262                  11.5
720 - 739                                     29              7,129,007                  11.6
740 - 759                                     30              9,122,982                  14.8
760 - 779                                     40             10,860,823                  17.7
780 or Greater                                34              9,670,694                  15.7
-----------------------------------------------------------------------------------------------
TOTAL                                        226            $61,505,565                 100.0%
===============================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                         The 15 Year Mortgage Loans Group 1-C

                                       Current Mortgage Loan Principal Balances

                                                                                                           Scheduled
                                                              No. of Mortgage    Total Dollar Amount    Principal Balance
Range of Current Mortgage Loan Principal Balances                 Loans (#)            ($)                   (%)
-------------------------------------------------                 ---------            ---                   ---
$0.00-$ 100,000                                                        16          $     497,836                   1.9%
$100,001-200,000                                                        9                717,793                   2.7
$200,001-250,000                                                       16              1,600,470                   6.0
$250,001-300,000                                                       34              3,157,077                  11.8
$300,001-350,000                                                       20              2,516,827                   9.4
$350,001-400,000                                                       16              2,346,376                   8.8
$400,001-450,000                                                       11              1,950,860                   7.3
$450,001-500,000                                                       11              2,002,425                   7.5
$500,001-600,000                                                       16              3,054,562                  11.4
Greater Than $600,000                                                  27              8,898,425                  33.3
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                 176            $26,742,649                 100.0%
========================================================================================================================
Column totals may not add to 100% due to rounding.




                                             Original Loan-to-Value Ratios

                                                                                            Scheduled
                                                  No. of Mortgage   Total Dollar Amount  Principal Balance
Range of Original Loan-to-Value Ratios                Loans (#)            ($)                  (%)
--------------------------------------                ---------            ---                  ---
Below 50.00%                                               12           $  1,510,810                   5.6%
50 - 54.99%                                                 8              2,002,940                   7.5
55 - 59.99%                                                 9              1,852,515                   6.9
60 - 64.99%                                                 9              1,671,955                   6.3
65 - 69.99%                                                 9                924,517                   3.5
70 - 74.99%                                                21              2,432,429                   9.1
75 - 79.99%                                                29              5,084,397                  19.0
80 - 84.99%                                                46              6,175,754                  23.1
85 - 89.99%                                                 7              1,462,115                   5.5
90 - 94.99%                                                13              1,715,642                   6.4
95 - 99.99%                                                 4                200,298                   0.7
100 -119.99%                                                9              1,709,276                   6.4
------------------------------------------------------------------------------------------------------------
TOTAL                                                     176            $26,742,649                 100.0%
============================================================================================================
Column totals may not add to 100% due to rounding.

                                             Months Remaining to Maturity

                                                                                            Scheduled
                                                  No. of Mortgage   Total Dollar Amount   Principal Balance
Range of Months Remaining to Maturity                 Loans (#)            ($)                 (%)
-------------------------------------                 ---------            ---                 ---
1 - 120 Mths                                               16           $  2,709,619                  10.1%
121 - 132 Mths                                             35              5,869,105                  21.9
132 - 144 Mths                                             61              6,954,197                  26.0
145 - 166 Mths                                             50              8,454,833                  31.6
167 - 180 Mths                                             14              2,754,896                  10.3
------------------------------------------------------------------------------------------------------------
TOTAL                                                     176            $26,742,649                 100.0%
============================================================================================================
Column totals may not add to 100% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                                           Mortgage Rates

                                                                             Scheduled
                                  No. of Mortgage    Total Dollar Amount  Principal Balance
Mortgage Rate                         Loans (#)            ($)                   (%)
-------------                         ---------            ---                   ---
6.875%                                     57           $  2,657,340                   9.9%
7.000%                                     35              3,507,041                  13.1
7.125%                                     13              1,859,119                   7.0
7.250%                                     17              3,469,644                  13.0
7.375%                                     12              3,222,448                  12.0
7.500%                                     13              3,570,674                  13.4
7.625%                                     10              3,505,724                  13.1
7.750%                                      3              1,258,772                   4.7
7.875%                                      3              1,003,582                   3.8
8.000%                                      5                771,967                   2.9
8.125%                                      1                 59,382                   0.2
8.250%                                      2                496,021                   1.9
8.375%                                      2              1,212,452                   4.5
9.625%                                      1                 47,308                   0.2
10.500%                                     1                 52,015                   0.2
13.625%                                     1                 49,160                   0.2
--------------------------------------------------------------------------------------------
TOTAL                                     176            $26,742,649                 100.0%
============================================================================================
Column totals may not add to 100% due to rounding.


                                         Type of Mortgaged Properties

                                                                              Scheduled
                                    No. of Mortgage   Total Dollar Amount  Principal Balance
Property Type                           Loans (#)            ($)                   (%)
-------------                           ---------            ---                   ---
Single Family                               144            $20,718,580                  77.5%
PUD                                          18              3,285,034                  12.3
Condo                                        13              2,679,653                  10.0
2-4 Family                                    1                 59,382                   0.2
----------------------------------------------------------------------------------------------
TOTAL                                       176            $26,742,649                 100.0%
==============================================================================================
Column totals may not add to 100% due to rounding.

                                          Purpose of Mortgage Loans

                                                                                      Scheduled
                                          No. of Mortgage    Total Dollar Amount  Principal Balance
Loan Purpose                                  Loans (#)            ($)                   (%)
------------                                  ---------            ---                   ---
Missing                                            11           $  1,758,666                   6.6%
Rate/Term Refinance                                65              9,427,516                  35.3
Purchase                                           55              8,869,283                  33.2
Cash Out Refinance                                 44              6,600,155                  24.7
Refinance - Property Improvement                    1                 87,028                   0.3
----------------------------------------------------------------------------------------------------
TOTAL                                             176            $26,742,649                 100.0%
====================================================================================================
Column totals may not add to 100% due to rounding.


                                            Occupancy Status

                                                                               Scheduled
                                     No. of Mortgage   Total Dollar Amount  Principal Balance
Occupancy Status                         Loans (#)            ($)                  (%)
----------------                         ---------            ---                  ---
Missing                                       11           $  1,758,666                   6.6%
Owner Occupied                               141             18,787,600                  70.3
Second Home                                   20              5,564,972                  20.8
Non-Owner Occupied                             4                631,410                   2.4
-----------------------------------------------------------------------------------------------
TOTAL                                        176            $26,742,649                 100.0%
===============================================================================================
Column totals may not add to 100% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates. Neither the issuer of the certificates nor Goldman,
Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

                           State Distribution of the Mortgaged Properties


                                                                             Scheduled
                                   No. of Mortgage    Total Dollar Amount  Pincipal Balance
State                                  Loans (#)            ($)                  (%)
-----                                  ---------            ---                  ---
Ohio                                        56           $  8,564,156                  32.0%
New York                                    23              2,274,665                   8.5
Florida                                     13              2,188,318                   8.2
Indiana                                     11              2,004,415                   7.5
Washington                                  14              1,977,735                   7.4
California                                   4              1,794,932                   6.7
Michigan                                     8              1,471,323                   5.5
Maine                                        9              1,473,091                   5.5
Oregon                                      10              1,399,395                   5.2
Colorado                                     6              1,016,270                   3.8
Idaho                                        5                688,675                   2.6
Arizona                                      2                631,900                   2.4
Vermont                                      2                307,750                   1.2
Utah                                         6                242,107                   0.9
South Carolina                               1                200,261                   0.7
Kentucky                                     1                189,790                   0.7
Pennsylvania                                 1                 87,028                   0.3
New Hampshire                                1                 70,774                   0.3
Texas                                        1                 47,308                   0.2
Massachusetts                                1                 63,596                   0.2
Louisiana                                    1                 49,160                   0.2
---------------------------------------------------------------------------------------------
TOTAL                                      176            $26,742,649                 100.0%
=============================================================================================
Column totals may not add to 100% due to rounding.


                               Documentation Program for the Mortgage Loans

                                                                               Scheduled
                                     No. of Mortgage   Total Dollar Amount  Principal Balance
Documentation Type                       Loans (#)            ($)                  (%)
------------------                       ---------            ---                  ---
Missing                                       13           $  1,968,956                   7.4%
Full Documentation                            98             14,543,469                  54.4
Alternate Doc                                 63             10,182,513                  38.1
Streamlined                                    2                 47,712                   0.2
-----------------------------------------------------------------------------------------------
TOTAL                                        176            $26,742,649                 100.0%
===============================================================================================
Column totals may not add to 100% due to rounding.

                                             Borrower FICO Score

                                                                               Scheduled
                                    No. of Mortgage    Total Dollar Amount  Principal Balance
FICO Score                              Loans (#)            ($)                  (%)
----------                              ---------            ---                  ---
Unavailable                                   2         $       67,466              0.3%
500 - 560                                     7                317,837              1.2
561 - 579                                     6                636,633              2.4
580 - 599                                     2                 79,946              0.3
600 - 619                                     1                641,323              2.4
620 - 639                                     4                709,934              2.7
640 - 659                                    12              1,476,157              5.5
660 - 679                                    14              2,943,072             11.0
680 - 699                                    14              3,094,942             11.6
700 - 719                                    19              2,640,100              9.9
720 - 739                                    17              2,107,468              7.9
740 - 759                                    19              3,494,354             13.1
760 - 779                                    33              5,370,948             20.1
780 or Greater                               26              3,162,468             11.8
----------------------------------------------------------------------------------------------
TOTAL                                       176            $26,742,649            100.0%
==============================================================================================
Column totals may not add to 100% due to rounding.